UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 29, 2016
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Introductory Note.
This Current Report on Form 8-K is being filed in connection with the closing on July 29, 2016 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 30, 2015 (the “Merger Agreement”), by and between KeyCorp, an Ohio corporation (“KeyCorp”), and First Niagara Financial Group, Inc., a Delaware corporation (“First Niagara”). Certificates of merger, with the merger effective date of August 1, 2016, were filed in Ohio and Delaware to effectuate the merger of First Niagara with and into KeyCorp, with KeyCorp as the surviving entity.

Item 8.01.    Other Events.
On July 29, 2016, KeyCorp issued a joint press release announcing the closing of the transactions contemplated by the Merger Agreement. A copy of the press release announcing the closing of the transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith, and shall not be deemed "filed" for any purpose.

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Description
99.1	KeyCorp press release dated July 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: July 29, 2016	By:/s/ KRISTY BERNER
Kristy Berner
General Counsel and Corporate Secretary
(Duly authorized representative)